UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Portland General Electric Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PORTLAND GENERAL ELECTRIC COMPANY 2026 Annual Meeting Vote by April 23, 2026 11:59 PM ET PORTLAND GENERAL ELECTRIC COMPANY ATTN: NICK WHITE 121 SW SALMON STREET 1 WTC0504 PORTLAND, OR 97204 V87246-P42300 You invested in PORTLAND GENERAL ELECTRIC COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 24, 2026. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 24, 2026 8:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/POR2026 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Robert Hoglund	For
1b.	Marie Oh Huber	For
1c.	Renée J. James	For
1d.	Michael Lewis	For
1e.	Michael Millegan	For
1f.	John O'Leary	For
1g.	Maria Pope	For
1h.	Patricia Salas Pineda	For
1i.	James Torgerson	For
2.	To approve, by a non-binding vote, the compensation of the Company's named executive officers.	For
3.	To ratify the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V87247-P42300